UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 03/31/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. High Yield Fund, Inc.


Annual Report
March 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy most suitable to your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



We are pleased to present to you the management team of

Merrill Lynch U.S. High Yield Fund, Inc.


Senior Portfolio Manager Dan Evans joined Merrill Lynch Investment Managers in 1994 and heads the Merrill Lynch U.S. High Yield Fund team. He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society. In addition to Mr. Evans, the investment team includes Portfolio Manager Robert Murray, Portfolio Manager Betsy Phillips, and trader Ann Marie Ryan. The team is supported by 13 analysts: Savitri Alex, Philip Brendel, Anthony Heyman, Warren Hymson, Daniel Ruiz, Omar Jama, Andrew Liggio, Daniel Luchansky, Jaimin Patel, Gregory Spencer, Robert Phillips, Matthew Wallack and An Pham. The team has a combined 168 years of investment experience.


Dan Evans
Senior Portfolio Manager


Table of Contents

A Letter From the President                                   2
A Discussion With Your Fund's Portfolio Manager               4
Portfolio Information                                         6
Performance Data                                              7
Fund Financial Statements                                    12
Fund Financial Highlights                                    15
Fund Notes to Financial Statements                           20
Important Tax Information                                    23
Schedule of Investments                                      24
Master Financial Statements                                  31
Master Financial Highlights                                  33
Master Notes to Financial Statements                         34
Independent Auditors' Report                             23, 37
Officers and Directors/Trustees                              38



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



A Discussion With Your Fund's Portfolio Manager


A strong rally in the high yield market endured for most of the year, and Fund performance benefited accordingly, particularly given the selected composition of our portfolio.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2004, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +22.40%, +21.78%, +21.73%, +22.70% and +22.74%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 11 of this report to shareholders.) For the same period, the unmanaged benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +22.86% and the Lipper High Current Yield Funds category posted an average return of +19.71%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

Fund returns exceeded that of the Lipper category average and were competitive with the benchmark CSFB High Yield Index for the fiscal year. The majority of the positive contribution came during the first three quarters of the fiscal year. The Fund underperformed the benchmark in the fourth fiscal quarter (that is, the first calendar quarter of 2004). For the first 10 months of the fiscal year, the Fund benefited from the rising U.S. high yield market, particularly the outstanding performance exhibited by securities rated B and CCC. Fund returns waned somewhat after January 2004, largely reflecting weakness in those lower-rated securities relative to the high yield market overall.

Contributing meaningfully to Fund performance were Nextel Partners, Calpine Corporation, The AES Corporation and The Williams Companies, Inc. We also participated aggressively in the new-issue calendar during the year, which benefited Fund results. The new-issue calendar continued to be strong, with approximately $138 billion worth of securities brought to market in 2003 and more than $43 billion in the first quarter of 2004 alone.


How did conditions in the high yield market impact the Fund?

For most of the fiscal year, the Fund benefited from the continuation of a high yield market rally that began in mid October 2002. The main drivers of the upturn were investors' improved outlook on the economy, generally favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and falling interest rates. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low-interest-rate environment. The year also brought an unprecedented international demand for high yield. The portfolio's turnover was active given the liquidity of the market and our efforts to dynamically reposition the portfolio to take advantage of opportunities.

The momentum changed sharply toward the end of January 2004, as market sentiment reversed in reaction to an overbought condition and uncertainty regarding Federal Reserve Board comments on interest rates. The high yield market softness persisted during most of February with many issues sustaining several point price declines. Then, in March, 10-year Treasury bond yields declined to a low of approximately 3.65%; better-quality high yield issues rallied (yields declined) in sympathy.


What changes were made to the portfolio during the period?

Turnover was active throughout the year, reflecting our efforts to reposition the portfolio in anticipation of a changing market and to reduce overall risk. We eliminated or trimmed those positions that we believe realized their potential during the period. In addition to reducing positions that did well, we also weeded out those holdings that we felt did not have sufficient recovery potential.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



In anticipation of a market decline, we added to the portfolio's cash allocation. After entering 2004 in a fully invested position, we began selling securities heavily in the second and third weeks of January. Since that time, we reduced exposure and have maintained a fairly healthy cash position in an effort to ready the portfolio to take advantage of market opportunities as they present themselves.

We were active participants in the new-issue market during the year, which provided a strong flow of yield opportunities for the Fund. We believe the new-issue calendar, which generally remained robust throughout the period, will continue to be heavy in the first half of 2004 as issuers move to take advantage of market receptivity to new financings and the large supply of funds committed to high yield investing, both domestic and international. Also, many corporations are accelerating their financings in anticipation of higher short-term and long-term interest rates ahead.

We will continue to carefully review the new-issue calendar, although we expect to participate on an increasingly selective basis due to declining yields and more marginal offerings. With strong issuance in the first quarter of 2004, we project new issuance could reach record levels for the full year.


How would you characterize the Fund's position at the close of the period?

The high yield market outlook for 2004 continues to be favorable for current yield, despite periodic weakness, which reflects a large calendar and buyer resistance to low rates. As currently positioned, we believe the Fund should outperform long Treasury issues for the year. Whereas we expect Treasury issues to have a flat, perhaps negative, total return for the year, we believe the Fund has the potential to extract a high single-digit total return from the high yield market. Although we do not expect the asset class to deliver the soaring total returns that it has in the past year, we do anticipate that the high yield sector will offer a competitive total return relative to other fixed income alternatives.

Based on analytical reviews and discussions with managements of companies in our portfolio, as well as others that are classified as high yield issuers, the consensus view is that the economy will continue to strengthen in 2004. This would be supportive of good results from companies in the high yield sector, and also should be reflected in a lower default rate going forward. In fact, the default rate of high yield corporate borrowers has declined sharply over the past two years, from 8.5% at year-end 2002 to under 4% in early 2004, as reported by Standard & Poor's. We believe the default rate appears headed toward 2% this year. Lending further support to the high yield asset class is the fact that demand continues to be strong. Substantial capital is being committed to the marketplace given the perceived relative total return opportunity. At the same time, foreign liquidity is fueling demand for high yield product.

Our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity. We expect the market may experience considerable volatility along the way, thereby providing trading opportunities. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value.


B. Daniel Evans
Vice President and Senior Portfolio Manager

April 6, 2004



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Portfolio Information (unaudited)
                                                                                                                 Percent of
As of March 31, 2004                                                                                             Net Assets
Ten Largest Corporate Bond Holdings

Calpine Corporation*       Calpine has, perhaps more than any other merchant energy company, been negatively impacted by the existing combination of generation oversupply and high gas prices.
                           This situation has led to a reduction in average spark spreads, and consequently overall revenues, in many of the regions that the Company operates in. It appears that Calpine has adequate short term liquidity to complete its immediate capital expansion plan. This, along with expected near-neutral cash flows for 2004 and 2005,
                           should enable the company to weather the current downturn in power prices.                  3.0%

JPMorgan High Yield        The JPMorgan High Yield Debt Index consists of 100 credit default swaps referencing
Debt Index                 a diversified debt index pool of U.S. high yield credits. The product is designed to provide investors with the ability to trade a liquid, diversified basket of credits
                           that is highly correlated with the JPMorgan Domestic High Yield Index.                      2.3

Huntsman                   Huntsman's earnings have stabilized and seem poised to improve. Demand for Huntsman's
International LLC*         products has improved significantly with better economic activity, however, high benzene and other crude oil derivative prices will probably keep profit improvements
                           from reaching their full potential in 2004.                                                 2.0

Qwest Communications       Qwest Communications is the incumbent phone operator for most of the Midwest United
International Inc.*        States. Having endured a lengthy period of accounting scandals, SEC reviews and financial distress, the new management team has brought the company back to a growth stage. Qwest lags its peers in product offering, but has stepped up these efforts of late. The balance sheet has largely delevered from asset sales and cost cutting.
                           Current debt sits at 4.8 times cash flow while the enterprise valuation is 7 times.         2.0

Star Gas Partners, LP*     Star Gas heating oil unit sales declined this winter as a result of warmer winter weather but the impact on cash flow generation was largely offset by Star Gas' active acquisition program. The major cost cutting initiative that Star Gas implemented this
                           year has had some benefit but not as much as originally hoped for.                          1.8

Insight Communications     Insight is the ninth-largest cable operator in the United States, with roughly
Company, Inc.*             1.3 million sub-scribers in the Midwest. The company is 50% owned by Comcast but operates as a stand alone entity. While 2003 was a year of heavy competition for rural cable operators from their satellite counterparts, Insight fared well in its mid-tier markets. Insight offers a bundle of video, modem and voice services. The
                           company is levered 6.8 times, while its equity trades at 8.3 times cash flow.               1.8

Sierra Pacific Power       Sierra Pacific's two utilities--Sierra Pacific Power Company and Nevada Power
Resources*                 Company--appear to have significantly improved relations with the Nevada Public
                           Utilities Commission. In particular, the recent $45 million rate increase and
                           $169 million authorized deferred energy charge for Nevada Power will materially
                           improve the earnings and cash flow of the utility.                                          1.7

PRIMEDIA Inc.*             PRIMEDIA's first quarter revenues were flat relative to the first quarter of 2003;
                           however, EBITDA from continuing businesses after corporate overhead increased 6.9%.
                           Over the near term, we do not expect a meaningful decline in leverage statistics as the education and training division remains extremely weak. However, management has filed a $1 billion shelf registration and therefore we would expect the company to
                           refinance certain debt and extend maturities.                                               1.5

Commonwealth               Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA Gold,
Brands, Inc.*              Bull Durham, Malibu and Montclair brands.                                                   1.5

Venetian Casino            Despite the addition of a new 1,000 room tower, the Venetian continues to operate at
Resort, LLC                nearly full occupancy rates. First quarter net income was a record for the company.         1.4


*Includes combined holdings and/or affiliates.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Portfolio Information (unaudited)(concluded)


As of March 31, 2004


Portfolio Profile

                                        Percent of
Quality Ratings* by                     Total Bond
Standard & Poor's/Moody's              Investments

BBB/Baa                                     4.4%
BB/Ba                                      15.5
B/B                                        56.3
CCC/Caa or Lower                           17.6
NR (Not Rated)                              6.2

*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized to the higher of the two ratings.



                                        Percent of
Five Largest Industries*                Net Assets

Chemicals                                   8.1%
Utility                                     7.3
Food/Tobacco                                6.2
Energy--Other                               6.1
Gaming                                      5.5


*For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Performance Data (continued)


Recent Performance Results

                                                6-Month        12-Month     Since Inception    Standardized
As of March 31, 2004                          Total Return   Total Return     Total Return     30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*     +7.60%        +22.40%          +17.17%            6.28%
ML U.S. High Yield Fund, Inc. Class B Shares*     +7.33         +21.78           +13.68             6.02
ML U.S. High Yield Fund, Inc. Class C Shares*     +7.30         +21.73           +13.35             5.97
ML U.S. High Yield Fund, Inc. Class I Shares*     +7.73         +22.70           +18.91             6.52
ML U.S. High Yield Fund, Inc. Class R Shares*     +7.74         +22.74           +31.73             6.55
CSFB High Yield Index**                           +8.65         +22.86       +35.54/+27.87           --
Merrill Lynch High Yield Master Index***          +8.21         +21.67       +33.87/+29.55           --
Ten-Year U.S. Treasury Securities****             +3.19         + 4.81        +47.83/+7.79           --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception dates are from 5/01/98 for Class A, Class B, Class
C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total returns are from 5/31/98 and 1/31/03.

***This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total returns are from 5/01/98 and 1/03/03.

****Since inception total returns are from 5/01/98 and 1/03/03.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class A Shares*

Date                       Value

5/1/1998*                $ 9,600.00
March 1999               $ 9,819.00
March 2000               $ 9,595.00
March 2001               $ 9,015.00
March 2002               $ 8,863.00
March 2003               $ 9,190.00
March 2004               $11,248.00


ML U.S. High Yield Fund, Inc.++
Class B Shares*

Date                       Value

5/1/1998*                $10,000.00
March 1999               $10,180.00
March 2000               $ 9,898.00
March 2001               $ 9,252.00
March 2002               $ 9,049.00
March 2003               $ 9,335.00
March 2004               $11,303.00


Credit Suisse First Boston
High Yield Index++++

Date                       Value

5/1/1998*                $10,000.00
March 1999               $ 9,808.00
March 2000               $ 9,852.00
March 2001               $ 9,927.00
March 2002               $10,261.00
March 2003               $11,032.00
March 2004               $13,554.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master U.S. High Yield Trust. The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below.
The starting date for the Index in the graph is from 5/31/98.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/04                   +22.40%         +17.50%
Five Years Ended 3/31/04                 + 2.76          + 1.92
Inception (5/01/98)
through 3/31/04                          + 2.71          + 2.01

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/04                  +21.78%          +17.78%
Five Years Ended 3/31/04                + 2.23           + 1.98
Inception (5/01/98)
through 3/31/04                         + 2.19           + 2.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class C Shares*

Date                       Value

5/1/1998*                $10,000.00
March 1999               $10,175.00
March 2000               $ 9,888.00
March 2001               $ 9,238.00
March 2002               $ 9,031.00
March 2003               $ 9,313.00
March 2004               $11,335.00



ML U.S. High Yield Fund, Inc.++
Class I Shares*

Date                       Value

5/1/1998*                $ 9,600.00
March 1999               $ 9,841.00
March 2000               $ 9,642.00
March 2001               $ 9,082.00
March 2002               $ 8,951.00
March 2003               $ 9,305.00
March 2004               $11,416.00


Credit Suisse First Boston
High Yield Index++++

Date                       Value

5/1/1998*                $10,000.00
March 1999               $ 9,808.00
March 2000               $ 9,852.00
March 2001               $ 9,927.00
March 2002               $10,261.00
March 2003               $11,032.00
March 2004               $13,554.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master U.S. High Yield Trust. The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below.
The starting date for the Index in the graph is from 5/31/98.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/04                  +21.73%          +20.73%
Five Years Ended 3/31/04                + 2.18           + 2.18
Inception (5/01/98)
through 3/31/04                         + 2.14           + 2.14

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/04                  +22.70%          +17.79%
Five Years Ended 3/31/04                + 3.01           + 2.18
Inception (5/01/98)
through 3/31/04                         + 2.97           + 2.26

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class R Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follows:


ML U.S. High Yield Fund, Inc.++
Class R Shares*

Date                       Value

1/3/2003*                $10,000.00
March 2003               $10,733.00
March 2004               $13,173.00


Credit Suisse First Boston
High Yield Index++++

Date                       Value

1/3/2003*                $10,000.00
March 2003               $10,407.00
March 2004               $12,787.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master U.S. High Yield Trust. The Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below.
The starting date for the Index in the graph is from 1/31/03.

Past performance is not predictive of future results.



Average Annual Total Return


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 3/31/04                                   +22.74%
Inception (1/03/03) through 3/31/04                      +24.92



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statement of Assets and Liabilities                                                Merrill Lynch U.S. High Yield Fund, Inc.

As of March 31, 2004
Assets

               Investment in Master U.S. High Yield Trust, at value
               (identified cost--$541,258,625)                                                              $   512,561,741
               Prepaid expenses                                                                                      66,169
                                                                                                            ---------------
               Total assets                                                                                     512,627,910
                                                                                                            ---------------

Liabilities

               Payables:
                  Dividends to shareholders                                               $       758,606
                  Distributor                                                                     264,509
                  Other affiliates                                                                 82,240
                  Administrator                                                                    10,488
                                                                                          ---------------         1,115,843
               Accrued expenses and other liabilities                                                                15,430
                                                                                                            ---------------
               Total liabilities                                                                                  1,131,273
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   511,496,637
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     1,163,238
               Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         4,218,153
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,586,981
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           915,478
               Class R Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                             5,706
               Paid-in capital in excess of par                                                                 746,931,058
               Undistributed investment income--net                                       $     2,893,556
               Accumulated realized capital losses on investments allocated from the
               Trust--net                                                                   (217,520,649)
               Unrealized depreciation on investments allocated from the Trust--net          (28,696,884)
                                                                                          ---------------
               Total accumulated losses--net                                                                  (243,323,977)
                                                                                                            ---------------
               Net Assets                                                                                   $   511,496,637
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $75,425,223 and 11,632,377 shares
               outstanding                                                                                  $          6.48
                                                                                                            ===============
               Class B--Based on net assets of $273,471,153 and 42,181,531 shares
               outstanding                                                                                  $          6.48
                                                                                                            ===============
               Class C--Based on net assets of $102,882,668 and 15,869,813 shares
               outstanding                                                                                  $          6.48
                                                                                                            ===============
               Class I--Based on net assets of $59,347,720 and 9,154,781 shares
               outstanding                                                                                  $          6.48
                                                                                                            ===============
               Class R--Based on net assets of $369,873 and 57,060 shares outstanding                       $          6.48
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statement of Operations                                                            Merrill Lynch U.S. High Yield Fund, Inc.

For the Year Ended March 31, 2004
Investment Income Allocated from the Trust--Net

               Net investment income allocated from the Trust:
                  Interest (including $472,550 from affiliates)                                             $    45,970,956
                  Dividends                                                                                       1,083,506
                  Other                                                                                             594,055
                  Expenses                                                                                      (2,298,314)
                                                                                                            ---------------
               Net investment income allocated from the Trust                                                    45,350,203
                                                                                                            ---------------

Expenses

               Account maintenance and distribution fees--Class B                         $     2,178,979
               Administration fees                                                              1,326,926
               Account maintenance and distribution fees--Class C                                 840,138
               Transfer agent fees--Class B                                                       297,379
               Account maintenance fees--Class A                                                  186,152
               Transfer agent fees--Class C                                                       107,074
               Registration fees                                                                   69,043
               Printing and shareholder reports                                                    68,448
               Transfer agent fees--Class A                                                        64,869
               Transfer agent fees--Class I                                                        52,723
               Professional fees                                                                   29,723
               Account maintenance and distribution fees--Class R                                     203
               Transfer agent fees--Class R                                                            58
               Other                                                                               21,311
                                                                                          ---------------
               Total expenses                                                                                     5,243,026
                                                                                                            ---------------
               Investment income--net                                                                            40,107,177
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

               Realized loss on investments allocated from the Trust--net                                      (29,762,931)
               Change in unrealized depreciation on investments allocated from the
               Trust--net                                                                                        95,004,168
                                                                                                            ---------------
               Total realized and unrealized gain on investments allocated from the
               Trust--net                                                                                        65,241,237
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   105,348,414
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statements of Changes in Net Assets                                                Merrill Lynch U.S. High Yield Fund, Inc.

                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

               Investment income--net                                                     $    40,107,177   $    43,752,006
               Realized loss on investments allocated from the Trust--net                    (29,762,931)      (99,465,380)
               Change in unrealized depreciation on investments allocated from the
               Trust--net                                                                      95,004,168        63,932,084
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           105,348,414         8,218,710
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (6,236,295)       (5,882,812)
                  Class B                                                                    (22,924,562)      (25,806,996)
                  Class C                                                                     (8,212,068)       (7,517,719)
                  Class I                                                                     (5,252,473)       (3,721,769)
                  Class R                                                                         (5,002)               (3)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (42,630,400)      (42,929,299)
                                                                                          ---------------   ---------------

Capital Stock Transactions

               Net decrease in net assets derived from capital share transactions            (26,695,960)      (33,536,560)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         36,022,054      (68,247,149)
               Beginning of year                                                              475,474,583       543,721,732
                                                                                          ---------------   ---------------
               End of year*                                                               $   511,496,637   $   475,474,583
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     2,893,556   $     5,868,355
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights                                                               Merrill Lynch U.S. High Yield Fund, Inc.

The following per share data and ratios have been derived                            Class A***
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2004          2003           2002        2001+++         2000
Per Share Operating Performance

               Net asset value, beginning of year      $       5.75  $       6.11  $       6.89  $       8.26  $       9.42
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net                          .50*          .56*          .67*           .93           .88
               Realized and unrealized gain (loss)
               on investments and allocated from the
               Trust--net                                       .76         (.37)         (.80)        (1.37)        (1.07)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                1.26           .19         (.13)         (.44)         (.19)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.53)         (.55)         (.65)         (.92)         (.88)
                  In excess of investment income--net            --            --            --         (.01)         (.01)
                  In excess of realized gain on
                  investments--net                               --            --            --            --         (.08)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.53)         (.55)         (.65)         (.93)         (.97)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of year            $       6.48  $       5.75  $       6.11  $       6.89  $       8.26
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share            22.40%         3.70%       (1.71%)       (6.08%)       (2.22%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                     1.05%         1.08%         1.06%         1.01%         1.06%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         7.88%         9.73%        10.71%        11.56%         9.73%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of year (in thousands)  $     75,425  $     61,749  $     78,704  $     76,904  $     62,423
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                      119.94%+++++   81.87%+++++   48.56%+++++   30.71%+++++        59.25%
                                                       ============  ============  ============  ============  ============

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

++Includes the Fund's share of the Trust's allocated expenses.

+++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

+++++Portfolio turnover for Master U.S. High Yield Trust.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2004          2003           2002        2001+++         2000
Per Share Operating Performance

               Net asset value, beginning of year      $       5.75  $       6.11  $       6.89  $       8.26  $       9.42
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net                          .47*          .52*          .65*           .89           .83
               Realized and unrealized gain (loss)
               on investments and allocated from the
               Trust--net                                       .76         (.36)         (.81)        (1.37)        (1.07)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                1.23           .16         (.16)         (.48)         (.24)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.50)         (.52)         (.62)         (.88)         (.83)
                  In excess of investment income--net            --            --            --         (.01)         (.01)
                  In excess of realized gain on
                  investments--net                               --            --            --            --         (.08)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.50)         (.52)         (.62)         (.89)         (.92)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of year            $       6.48  $       5.75  $       6.11  $       6.89  $       8.26
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share            21.78%         3.17%       (2.21%)       (6.56%)       (2.72%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                     1.57%         1.60%         1.58%         1.52%         1.57%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         7.39%         9.31%        10.29%        11.11%         9.24%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of year (in thousands)  $    273,471  $    275,334  $    334,584  $    373,545  $    468,705
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                      119.94%+++++   81.87%+++++   48.56%+++++   30.71%+++++        59.25%
                                                       ============  ============  ============  ============  ============

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

++Includes the Fund's share of the Trust's allocated expenses.

+++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

+++++Portfolio turnover for Master U.S. High Yield Trust.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2004          2003           2002        2001+++         2000
Per Share Operating Performance

               Net asset value, beginning of year      $       5.75  $       6.11  $       6.89  $       8.26  $       9.42
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net                          .46*          .52*          .65*           .89           .83
               Realized and unrealized gain (loss)
               on investments and allocated from the
               Trust--net                                       .76         (.37)         (.81)        (1.37)        (1.07)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                1.22           .15         (.16)         (.48)         (.24)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.49)         (.51)         (.62)         (.88)         (.83)
                  In excess of investment income--net            --            --            --         (.01)         (.01)
                  In excess of realized gain on
                  investments--net                               --            --            --            --         (.08)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.49)         (.51)         (.62)         (.89)         (.92)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of year            $       6.48  $       5.75  $       6.11  $       6.89  $       8.26
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share            21.73%         3.12%       (2.26%)       (6.61%)       (2.76%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                     1.62%         1.65%         1.63%         1.57%         1.62%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         7.32%         9.27%        10.20%        11.02%         9.17%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of year (in thousands)  $    102,883  $     89,033  $     92,234  $     85,821  $     93,985
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                      119.94%+++++   81.87%+++++   48.56%+++++   30.71%+++++        59.25%
                                                       ============  ============  ============  ============  ============

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

++Includes the Fund's share of the Trust's allocated expenses.

+++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

+++++Portfolio turnover for Master U.S. High Yield Trust.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.

The following per share data and ratios have been derived                            Class I***
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2004          2003           2002        2001+++         2000
Per Share Operating Performance

               Net asset value, beginning of year      $       5.75  $       6.11  $       6.89  $       8.26  $       9.42
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net                          .52*          .56*          .68*           .85           .90
               Realized and unrealized gain (loss)
               on investments and allocated from the
               Trust--net                                       .75         (.36)         (.79)        (1.37)        (1.07)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                1.27           .20         (.11)         (.52)         (.17)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.54)         (.56)         (.67)         (.84)         (.90)
                  In excess of investment income--net            --            --            --         (.01)         (.01)
                  In excess of realized gain on
                  investments--net                               --            --            --            --         (.08)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.54)         (.56)         (.67)         (.85)         (.99)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of year            $       6.48  $       5.75  $       6.11  $       6.89  $       8.26
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share            22.70%         3.96%       (1.46%)       (5.84%)       (1.97%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                      .80%          .83%          .81%          .76%          .81%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         8.16%        10.13%        10.85%        11.64%         9.97%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of year (in thousands)  $     59,348  $     49,359  $     38,200  $     23,662  $     11,427
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                      119.94%+++++   81.87%+++++   48.56%+++++   30.71%+++++        59.25%
                                                       ============  ============  ============  ============  ============

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

++Includes the Fund's share of the Trust's allocated expenses.

+++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

+++++Portfolio turnover for Master U.S. High Yield Trust.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights (concluded)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                                      Class R

The following per share data and ratios have been derived                                      For the      For the Period
from information provided in the financial statements.                                        Year Ended  January 3, 2003++
                                                                                              March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                                          2004            2003
Per Share Operating Performance

               Net asset value, beginning of period                                          $       5.75      $       5.49
                                                                                             ------------      ------------
               Investment income--net***                                                              .43               .14
               Realized and unrealized gain on investments allocated from the Trust--net              .82               .26
                                                                                             ------------      ------------
               Total from investment operations                                                      1.25               .40
                                                                                             ------------      ------------
               Less dividends from investment income--net                                           (.52)             (.14)
                                                                                             ------------      ------------
               Net asset value, end of period                                                $       6.48      $       5.75
                                                                                             ============      ============

Total Investment Return**

               Based on net asset value per share                                                  22.74%          7.33%+++
                                                                                             ============      ============

Ratios to Average Net Assets

               Expenses++++                                                                         1.26%            1.29%*
                                                                                             ============      ============
               Investment income--net                                                               7.61%            9.42%*
                                                                                             ============      ============

Supplemental Data

               Net assets, end of period (in thousands)                                      $        370           --+++++
                                                                                             ============      ============
               Portfolio turnover of the Trust                                                    119.94%            81.87%
                                                                                             ============      ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements
Merrill Lynch U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2004 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new shares class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $451,576 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $26 has been reclassified between accumulated net realized capital losses and paid-in capital excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)
Merrill Lynch U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .50%
Class C                              .25%               .55%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                          $ 13,089           $135,675
Class I                          $    552           $  4,281


For the year ended March 31, 2004, MLPF&S received contingent deferred sales charges of $447,875 and $33,729 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $13,064 and $45,500 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $26,695,960 and $33,536,560 for the years ended March 31, 2004 and March 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended March 31, 2004++                    Shares             Amount

Shares sold                            5,438,774    $    34,001,339
Automatic conversion of shares           826,406          5,174,593
Shares issued to shareholders
   in reinvestment of dividends          378,028          2,380,885
                                   -------------    ---------------
Total issued                           6,643,208         41,556,817
Shares redeemed                      (5,753,797)       (36,402,925)
                                   -------------    ---------------
Net increase                             889,411    $     5,153,892
                                   =============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class A Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            4,308,462    $    24,943,070
Automatic conversion of shares           655,327          3,702,799
Shares issued to shareholders
   in reinvestment of dividends          273,461          1,532,930
                                   -------------    ---------------
Total issued                           5,237,250         30,178,799
Shares redeemed                      (7,375,227)       (40,877,533)
                                   -------------    ---------------
Net decrease                         (2,137,977)    $  (10,698,734)
                                   =============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            6,118,224    $    37,854,176
Shares issued to shareholders
   in reinvestment of dividends        1,515,118          9,506,917
                                   -------------    ---------------
Total issued                           7,633,342         47,361,093
Automatic conversion of shares         (826,406)        (5,174,593)
Shares redeemed                     (12,536,094)       (78,909,754)
                                   -------------    ---------------
Net decrease                         (5,729,158)    $  (36,723,254)
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                            8,339,617    $    46,897,652
Shares issued resulting from
   reorganization                        195,316          1,112,740
Shares issued to shareholders
   in reinvestment of dividends        1,843,202         10,341,894
                                   -------------    ---------------
Total issued                          10,378,135         58,352,286
Automatic conversion of shares         (655,334)        (3,702,799)
Shares redeemed                     (16,564,442)       (92,974,119)
                                   -------------    ---------------
Net decrease                         (6,841,641)    $  (38,324,632)
                                   =============    ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch U.S. High Yield Fund, Inc.


Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,954,303    $    30,610,481
Shares issued to shareholders
   in reinvestment of dividends          645,225          4,049,402
                                   -------------    ---------------
Total issued                           5,599,528         34,659,883
Shares redeemed                      (5,222,648)       (32,926,932)
                                   -------------    ---------------
Net increase                             376,880    $     1,732,951
                                   =============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                            5,420,097    $    30,629,182
Shares issued resulting from
   reorganization                         86,433            492,408
Shares issued to shareholders
   in reinvestment of dividends          655,981          3,679,160
                                   -------------    ---------------
Total issued                           6,162,511         34,800,750
Shares redeemed                      (5,764,101)       (32,146,650)
                                   -------------    ---------------
Net increase                             398,410    $     2,654,100
                                   =============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2004++                    Shares             Amount

Shares sold                            9,376,287    $    58,154,862
Shares issued to shareholders
   in reinvestment of dividends          207,926          1,305,255
                                   -------------    ---------------
Total issued                           9,584,213         59,460,117
Shares redeemed                      (9,019,022)       (56,693,136)
                                   -------------    ---------------
Net increase                             565,191    $     2,766,981
                                   =============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


Class I Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            7,907,736    $    44,176,245
Shares issued to shareholders
   in reinvestment of dividends          197,960          1,111,422
                                   -------------    ---------------
Total issued                           8,105,696         45,287,667
Shares redeemed                      (5,768,570)       (32,455,064)
                                   -------------    ---------------
Net increase                           2,337,126    $    12,832,603
                                   =============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               59,053    $       386,623
Shares issued to shareholders
   in reinvestment of dividends              680              4,436
                                   -------------    ---------------
Total issued                              59,733            391,059
Shares redeemed                          (2,692)           (17,589)
                                   -------------    ---------------
Net increase                              57,041    $       373,470
                                   =============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to March 31, 2003                         Shares             Amount

Shares sold                                   19    $           100
Shares issued to shareholders
   in reinvestment of dividends              --*                  3
                                   -------------    ---------------
Net increase                                  19    $           103
                                   =============    ===============

++Commencement of operations.

*Amount is less than 1 share.



5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003 was as follows:

                                       3/31/2004          3/31/2003

Distributions paid from:
   Ordinary income                 $  42,630,400    $    42,929,299
                                   -------------    ---------------
Total taxable distributions        $  42,630,400    $    42,929,299
                                   =============    ===============


As of March 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $       116,489
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           116,489
Capital loss carryforward                            (213,029,513)*
Unrealized losses--net                               (30,410,953)**
                                                    ---------------
Total accumulated losses--net                       $ (243,323,977)
                                                    ===============

*On March 31, 2004, the Fund had a net capital loss carryforward of $213,029,513, of which $15,062,164 expires in 2009; $47,658,889 expires in 2010; $82,007,747 expires in 2011 and $68,300,713 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, unrealized gains (losses) on certain futures contracts, amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Independent Auditors' Report
Merrill Lynch U.S. High Yield Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch U.S. High Yield Fund, Inc. during the fiscal year ended March 31, 2004.


                                                      Dividends
                                                 Qualifying for
                                  Qualified       the Dividends
                                   Dividend            Received
                                 Income for       Deduction for
                                Individuals        Corporations

April 2003                            2.90%               2.43%
March 2003 through
  December 2003                       2.65%               2.43%
January 2004 through
  March 2004                          1.80%               2.43%


Please retain this information for your records.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments                                                                        Master U.S. High Yield Trust

                 S&P          Moody's      Face
Industry++       Ratings+++   Ratings+++ Amount   Corporate Bonds                                                  Value
Aerospace &         CCC+      Caa2  $ 5,450,000   Hexcel Corporation, 9.75% due 1/15/2009                     $   5,668,000
Defense--2.0%       BB-       Ba3     1,000,000   L-3 Communications Corporation, 6.125% due 7/15/2013            1,032,500
                    B+        B2      2,725,000   Orbital Sciences Corporation, 9% due 7/15/2011                  2,990,688
                    B-        B3        400,000   TD Funding Corp., 8.375% due 7/15/2011                            424,000
                                                                                                              -------------
                                                                                                                 10,115,188

Airlines--1.8%      BB        B1      5,000,000   American Airlines, Inc., 7.80% due 12/15/2011                   4,702,999
                                                  Continental Airlines, Inc.:
                    B+        B2        604,685       6.541% due 9/15/2008                                          565,311
                    BBB       Ba3     1,525,000       7.875% due 7/02/2018                                        1,518,808
                    CCC+      Caa2    4,050,000   Evergreen International Aviation, Inc., 12% due
                                                  5/15/2010 (e)                                                   2,576,812
                                                                                                              -------------
                                                                                                                  9,363,930

Automotive--2.6%    CCC+      Caa1    1,700,000   Advanced Accessory Holdings Corp., 13.25%** due
                                                  6/15/2008 (e)                                                     901,000
                    B         B3      2,000,000   Asbury Automotive Group Inc., 8% due 3/15/2014 (e)              2,000,000
                    NR*       NR*     5,249,484   Federal-Mogul Corporation, 7.375% due 1/15/2006 (b)             1,312,371
                    B         B3      3,500,000   The Goodyear Tire & Rubber Company, 9.15% due 3/01/2011 (g)     3,727,500
                    B         Caa1    5,714,000   Metaldyne Corporation, 11% due 6/15/2012                        5,114,030
                    CCC+      B2        200,000   Tenneco Automotive Inc., 10.25% due 7/15/2013                     230,000
                                                                                                              -------------
                                                                                                                 13,284,901

Broadcasting--      B-        B3        450,000   Entravision Communications Corporation, 8.125% due
1.1%                                              3/15/2009                                                         482,625
                    CCC       B3      2,725,000   Granite Broadcasting Corporation, 9.75% due 12/01/2010 (e)      2,629,625
                                                  Young Broadcasting Inc. (e):
                    B         B2        250,000       8.50% due 12/15/2008                                          270,000
                    CCC+      Caa1    2,100,000       8.75% due 1/15/2014                                         2,163,000
                                                                                                              -------------
                                                                                                                  5,545,250

Cable--             C         Caa2    4,750,000   NTL Incorporated, 11.20% due 11/15/2007                         4,773,750
International--     D         Ca      2,500,000   Telewest Communications PLC, 11% due 10/01/2007 (b)             1,587,500
1.2%                                                                                                          -------------
                                                                                                                  6,361,250

Cable--U.S.--4.1%   NR*       NR*     1,925,000   Adelphia Communications Corporation, 6% due 2/15/2006
                                                  (Convertible) (b)                                                 798,875
                    BB-       B1      1,100,000   CSC Holdings, Inc., 7.625% due 4/01/2011                        1,160,500
                                                  Charter Communications Holdings, LLC:
                    CCC-      Ca      1,981,000       8.625% due 4/01/2009                                        1,634,325
                    CCC-      Ca      3,000,000       10% due 4/01/2009                                           2,565,000
                    CCC-      Ca      1,200,000       9.625% due 11/15/2009                                       1,014,000
                    B-        Caa2    8,150,000   Insight Communications Company, Inc., 12.328%**
                                                  due 2/15/2011                                                   6,886,750
                    B+        B2      2,150,000   Insight Midwest, LP, 9.75% due 10/01/2009                       2,241,375
                    NR*       NR*     5,544,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (b)                    4,074,840
                    B+        B2        225,000   Mediacom Broadband LLC, 11% due 7/15/2013                         240,750
                    CC        Ca        500,000   Pegasus Satellite Communications, Inc., 12.375% due
                                                  8/01/2006                                                         441,250
                                                                                                              -------------
                                                                                                                 21,057,665

Chemicals--8.1%     B-        NR*     3,600,000   Compass Minerals International, Inc., 12%** due 6/01/2013       2,736,000
                    CCC+      NR*    10,300,000   HMP Equity Holdings Corporation, 21.119%** due
                                                  5/15/2008 (e)                                                   5,459,000
                    B-        B3      2,925,000   Huntsman International LLC, 9.875% due 3/01/2009                3,217,500
                    B-        B2         19,000   IMC Global Inc., 7.625% due 11/01/2005                             19,926
                    BB-       B1      1,375,000   ISP Chemco Inc., 10.25% due 7/01/2011                           1,557,187
                    B         B2        250,000   Koppers Inc., 9.875% due 10/15/2013 (e)                           275,000
                    BB-       Ba3     4,750,000   MacDermid, Inc., 9.125% due 7/15/2011                           5,355,625
                                                  Nalco Company (e):
                    B-        B2        800,000       7.75% due 11/15/2011                                          836,000
                    B-        Caa1      700,000       8.875% due 11/15/2013                                         729,750
                    B-        Caa2      500,000   Nalco Finance Holdings Inc., 9.348%** due 2/01/2014 (e)           297,500
                    NR*       NR*     2,268,450   Noveon International, Inc., 13% due 8/31/2011 (c)               2,404,557
                    BB-       B2      4,500,000   Omnova Solutions Inc., 11.25% due 6/01/2010                     4,995,000
                    BB-       B3      5,925,000   PolyOne Corporation, 10.625% due 5/15/2010                      6,058,313
                                                  Rhodia SA (e):
                    CCC+      B3        500,000       7.625% due 6/01/2010                                          460,000
                    CCC+      Caa1    2,100,000       8.875% due 6/01/2011                                        1,753,500


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                 S&P          Moody's      Face
Industry++       Ratings+++   Ratings+++ Amount   Corporate Bonds                                                  Value
Chemicals           B-        B3    $ 2,175,000   Rockwood Specialties Group, Inc., 10.625% due 5/15/2011     $   2,403,375
(concluded)         B-        Caa1    2,300,000   Terra Capital, Inc., 11.50% due 6/01/2010                       2,507,000
                    B         B3        500,000   United Agri Products, Inc., 8.25% due 12/15/2011 (e)              524,375
                                                                                                              -------------
                                                                                                                 41,589,608

Consumer            B         B2      1,825,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                  2,002,937
Products--1.3%      B-        B2        650,000   Chattem, Inc., 7% due 3/01/2014 (e)                               650,000
                    B-        B3        275,000   Elizabeth Arden, Inc., 7.75% due 1/15/2014                        288,062
                    NR*       NR*    10,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (b)                       75,000
                    CCC+      B2      2,375,000   Remington Arms Company, Inc., 10.50% due 2/01/2011              2,404,688
                    B-        B3      1,150,000   United Industries Corporation, 9.875% due 4/01/2009             1,206,787
                                                                                                              -------------
                                                                                                                  6,627,474

Diversified         B         Caa2    1,175,000   Dex Media, Inc., 8% due 11/15/2013 (e)                          1,166,187
Media--3.3%         B         Caa1    2,050,000   Dex Media West LLC, 9.875% due 8/15/2013 (e)                    2,275,500
                    B         Caa1    4,500,000   HM Publishing Corporation, 11.50%** due 10/15/2013 (e)          2,430,000
                    BBB-      Baa3    4,700,000   Liberty Media Corporation, 0.75% due 3/30/2023
                                                  (Convertible)                                                   5,334,500
                    B         B2      1,550,000   PEI Holdings, Inc., 11% due 3/15/2010                           1,790,250
                    B         B3      3,500,000   PRIMEDIA Inc., 7.625% due 4/01/2008                             3,508,750
                    B-        B2        250,000   Universal City Development Partners, Ltd., 11.75%
                                                  due 4/01/2010                                                     290,938
                                                                                                              -------------
                                                                                                                 16,796,125

Energy--            B-        B3        300,000   El Paso Production Holding Company, 7.75% due 6/01/2013           278,250
Exploration &       BB-       Ba3       250,000   Evergreen Resources, Inc., 5.875% due 3/15/2012 (e)               252,500
Production--0.1%                                                                                              -------------
                                                                                                                    530,750

Energy--Other--     BB        Ba3       250,000   CITGO Petroleum Corporation, 11.375% due 2/01/2011                291,875
6.1%                CCC+      Caa1      900,000   El Paso Corporation, 7% due 5/15/2011                             771,750
                    CCC+      Caa1    1,950,000   El Paso Energy Corporation, 6.75% due 5/15/2009                 1,720,875
                    B         B2        675,000   Encore Acquisition Company, 6.25% due 4/15/2014 (e)               680,906
                    B         B2        250,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                       277,500
                    B-        B3      1,125,000   Giant Industries, Inc., 9% due 9/01/2007                        1,158,750
                    BBB       Baa2    3,000,000   Halliburton Company, 3.125% due 7/15/2023 (Convertible) (e)     3,367,500
                    B+        Ba3     2,875,000   Key Energy Services, Inc., 8.375% due 3/01/2008                 3,061,875
                    CCC       B3      4,725,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                       4,441,500
                    B-        B2      2,675,000   Parker Drilling Company, 10.125% due 11/15/2009                 2,892,344
                    B         B3      6,650,000   Star Gas Partners, LP, 10.25% due 2/15/2013                     7,414,750
                    NR*       NR*     1,713,462   Star Gas Propane, LP, 8.04% due 9/15/2009                       1,764,865
                    CCC-      Caa3    7,090,000   Trico Marine Services, Inc., 8.875% due 5/15/2012               3,686,800
                                                                                                              -------------
                                                                                                                 31,531,290

Financial--3.2%     BB        Ba3     3,725,000   Crum & Forster Holding Corp., 10.375% due 6/15/2013 (e)         4,209,250
                                                  Dow Jones TRAC-X North America High Yield, Series 2,
                                                  March 2009 (e):
                    NR*       NR*     3,500,000       Trust 1, 7.375% due 3/25/2009                               3,539,375
                    NR*       B3      8,000,000       Trust 3, 8% due 3/25/2009                                   8,030,000
                    BBB-      Ba1       375,000   Leucadia National Corporation, 7% due 8/15/2013 (e)               388,125
                                                                                                              -------------
                                                                                                                 16,166,750

Food/Tobacco--      B         B3      1,450,000   American Seafoods Group LLC, 10.125% due 4/15/2010              1,740,000
6.2%                NR*       NR*       659,335   Archibald Candy Corporation, 10% due 11/01/2007 (b)               250,547
                                                  Commonwealth Brands, Inc. (e):
                    NR*       NR*     3,000,000       9.75% due 4/15/2008                                         3,270,000
                    NR*       NR*     3,925,000       10.625% due 9/01/2008                                       4,317,500
                    B         B2      4,000,000   Del Monte Corporation, 9.25% due 5/15/2011                      4,500,000
                    CCC       B2      2,450,000   Doane Pet Care Company, 10.75% due 3/01/2010                    2,554,125
                                                  Dole Food Company, Inc.:
                    BB-       B2      1,875,000       7.25% due 6/15/2010                                         1,931,250
                    BB-       B2      2,375,000       8.875% due 3/15/2011                                        2,588,750
                    B-        B2      2,675,000   Gold Kist Inc., 10.25% due 3/15/2014 (e)                        2,701,750
                    B-        B3      2,000,000   Merisant Company, 9.50% due 7/15/2013 (e)                       1,970,000
                    CCC+      B3      3,000,000   Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011 (e)        2,970,000
                    B+        B2        500,000   North Atlantic Trading Company, Inc., 9.25% due
                                                  3/01/2012 (e)                                                     500,000
                    B-        Caa1    4,375,000   Tabletop Holdings, Inc., 12.302%** due 5/15/2014 (e)            2,362,500
                                                                                                              -------------
                                                                                                                 31,656,422


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                 S&P          Moody's      Face
Industry++       Ratings+++   Ratings+++ Amount   Corporate Bonds                                                  Value
Forest Products/    B+        B1    $   250,000   Ainsworth Lumber Co. Ltd., 6.75% due 3/15/2014 (e)          $     251,250
Paper--3.3%                                       Doman Industries Limited (b):
                    D         NR*     5,000,000       8.75% due 3/15/2004 (h)                                     1,250,000
                    D         NR*     5,000,000       9.25% due 11/15/2007                                        1,250,000
                    BB+       Ba2     5,000,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013               5,887,500
                                                  Graphic Packaging International Inc.:
                    B-        B2        100,000       8.50% due 8/15/2011                                           111,500
                    B-        B3        669,000       9.50% due 8/15/2013                                           755,970
                    B         B3      4,000,000   JSG Funding PLC, 9.625% due 10/01/2012                          4,520,000
                                                  Jefferson Smurfit Corporation:
                    B         B2        650,000       8.25% due 10/01/2012                                          708,500
                    B         B2        600,000       7.50% due 6/01/2013                                           633,000
                    B+        B3        200,000   Millar Western Forest Products Ltd., 7.75% due
                                                  11/15/2013 (e)                                                    212,500
                    BB        Ba3       250,000   Norske Skog Canada Ltd., 8.625% due 6/15/2011                     268,750
                    B+        B2        500,000   Riverside Forest Products Ltd., 7.875% due 3/01/2014 (e)          517,500
                    BB-       Ba3       250,000   Tembec Industries, Inc., 8.625% due 6/30/2009                     250,000
                                                                                                              -------------
                                                                                                                 16,616,470

Gaming--5.5%        B+        B1        250,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                      275,625
                    B-        Caa1      675,000   Global Cash Access LLC, 8.75% due 3/15/2012 (e)                   702,000
                    B         B2      1,975,000   Isle of Capri Casinos, Inc., 7% due 3/01/2014 (e)               1,984,875
                    B         B2      2,425,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010             2,558,375
                    BB-       Ba3     2,000,000   Mandalay Resort Group, 10.25% due 8/01/2007                     2,355,000
                    B         B2        200,000   Poster Financial Group Inc., 8.75% due 12/01/2011 (e)             210,000
                    B-        B3        250,000   Premier Entertainment Biloxi LLC, 10.75% due 2/01/2012 (e)        270,000
                    B         B2      5,550,000   Resorts International Hotel And Casino, Inc., 11.50% due
                                                  3/15/2009                                                       6,132,750
                    CCC+      Caa1    5,175,000   Trump Casino Holdings, LLC, 11.625% due 3/15/2010               5,175,000
                    B-        B3      5,975,000   Venetian Casino Resort, LLC, 11% due 6/15/2010                  6,871,250
                    CCC+      B3      1,350,000   Wynn Las Vegas, LLC, 12% due 11/01/2010                         1,626,750
                                                                                                              -------------
                                                                                                                 28,161,625

Health Care--3.0%   B         B3      3,950,000   Alpharma Inc., 8.625% due 5/01/2011 (e)                         4,147,500
                    BB-       Ba2     1,681,000   Fresenius Medical Care Capital Trust II, 7.875% due
                                                  2/01/2008                                                       1,832,290
                    NR*       NR*     1,850,000   HealthSouth Corporation, Term A, due 1/16/2011***               1,840,750
                    B-        B3      1,975,000   Team Health, Inc., 9% due 4/01/2012 (e)                         1,920,688
                    B3        B       4,125,000   Triad Hospitals, Inc., 7% due 11/15/2013 (e)                    4,228,125
                    BB-       Ba3     1,000,000   Ventas Realty, LP, 9% due 5/01/2012                             1,155,000
                                                                                                              -------------
                                                                                                                 15,124,353

Housing--0.7%                                     Building Materials Corporation of America:
                    B+        B2      3,250,000       8.625% due 12/15/2006                                       3,290,625
                    B+        B2        500,000       8% due 12/01/2008                                             500,000
                                                                                                              -------------
                                                                                                                  3,790,625

Information                                       ADC Telecommunications, Inc. (Convertible):
Technology--0.7%    NR*       NR*     1,631,000       1% due 6/15/2008                                            1,718,666
                    NR*       NR*     1,500,000       1.605% due 6/15/2013 (g)                                    1,618,125
                    B         B3        400,000   New ASAT (Finance) Limited, 9.25% due 2/01/2011 (e)               429,000
                                                                                                              -------------
                                                                                                                  3,765,791

Leisure--4.3%                                     FelCor Lodging LP:
                    B-        B1        500,000       10% due 9/15/2008                                             532,500
                    B-        B1      1,000,000       9% due 6/01/2011                                            1,072,500
                    BBB-      Ba1       750,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                    883,125
                    B+        Ba3     5,000,000   Host Marriott, LP, 8.375% due 2/15/2006                         5,337,500
                                                  Intrawest Corporation:
                    B+        B1      1,200,000       10.50% due 2/01/2010                                        1,315,500
                    B+        B1      2,225,000       7.50% due 10/15/2013                                        2,297,313
                    B         B2      5,000,000   John Q. Hammons Hotels, LP, 8.875% due 5/15/2012                5,562,500


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                 S&P          Moody's      Face
Industry++       Ratings+++   Ratings+++ Amount   Corporate Bonds                                                  Value
Leisure                                           MeriStar Hospitality Operating Partnership, LP:
(concluded)         CCC+      B2    $ 3,000,000       9% due 1/15/2008                                        $   3,120,000
                    CCC+      B2      1,225,000       10.50% due 6/15/2009                                        1,316,875
                    BB+       Ba1       250,000   Starwood Hotels & Resorts Worldwide, Inc., 7.75% due
                                                  11/15/2025                                                        254,375
                    B-        B3        250,000   True Temper Sports, Inc., 8.375% due 9/15/2011 (e)                255,000
                                                                                                              -------------
                                                                                                                 21,947,188

Manufacturing--     BB-       Ba3     2,125,000   Case New Holland Inc., 9.25% due 8/01/2011 (e)                  2,401,250
4.2%                B-        B3      1,750,000   Columbus McKinnon Corporation, 10% due 8/01/2010                1,890,000
                    B-        B3      3,125,000   EaglePicher Incorporated, 9.75% due 9/01/2013                   3,421,875
                    B-        B3        500,000   Erico International Corporation, 8.875% due 3/01/2012 (e)         523,750
                    B-        B3      4,200,000   FastenTech, Inc., 11.50% due 5/01/2011 (e)                      4,704,000
                    B-        B3      2,350,000   Invensys plc, 9.875% due 3/15/2011 (e)                          2,408,750
                    B         B2        250,000   JohnsonDiversey, Inc., 9.625% due 5/15/2012                       272,500
                    B-        B3        400,000   Rexnord Corporation, 10.125% due 12/15/2012                       438,000
                    B-        Caa1      925,000   Sensus Metering Systems Inc., 8.625% due 12/15/2013 (e)           915,750
                    CCC+      B3        500,000   Trench Electric SA and Trench Inc., 10.25% due 12/15/2007         515,000
                    B         B3        225,000   TriMas Corporation, 9.875% due 6/15/2012                          245,250
                                                  Tyco International Group SA (Convertible):
                    BBB-      Ba2     2,037,000       2.75% due 1/15/2018                                         2,770,320
                    BBB-      Ba2       875,000       2.75% due 1/15/2018 (e)                                     1,190,000
                                                                                                              -------------
                                                                                                                 21,696,445

Metal--Other--      NR*       NR*     7,500,000   Kaiser Aluminum & Chemical Corporation, 12.75% due
0.3%                                              2/01/2003 (b)(h)                                                  900,000
                    BB        Ba3       450,000   Massey Energy Company, 6.625% due 11/15/2010                      457,875
                                                                                                              -------------
                                                                                                                  1,357,875

Packaging--4.0%                                   Crown Euro Holdings SA:
                    B+        B1      1,800,000       9.50% due 3/01/2011                                         2,020,500
                    B         B2      2,100,000       10.875% due 3/01/2013                                       2,446,500
                    CCC+      Caa1    1,550,000   Graham Packaging Company, 8.75% due 1/15/2008                   1,588,750
                    CCC+      Caa2      850,000   Graham Packaging Holdings Company, 10.75% due 1/15/2009           877,625
                                                  Pliant Corporation:
                    B-        B3      2,225,000       11.125% due 9/01/2009                                       2,325,125
                    B-        Caa2    2,850,000       13% due 6/01/2010                                           2,465,250
                    B-        B2      4,975,000   Portola Packaging, Inc., 8.25% due 2/01/2012 (e)                4,378,000
                    B-        B2        250,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (e)                        248,750
                                                  U.S. Can Corporation:
                    CCC+      B3        700,000       10.875% due 7/15/2010                                         738,500
                    CCC+      Caa1    4,000,000       12.375% due 10/01/2010                                      3,740,000
                                                                                                              -------------
                                                                                                                 20,829,000

Retail--0.3%        B-        B3      1,350,000   Petro Stopping Centers, LP, 9% due 2/15/2012 (e)                1,390,500

Service--4.7%                                     Allied Waste North America, Inc.:
                    BB-       Ba3     3,000,000       8.875% due 4/01/2008                                        3,367,500
                    BB-       Ba3     1,050,000       7.875% due 4/15/2013                                        1,147,125
                    NR*       NR*     9,011,855   Anthony Crane Rental, LP, 9.375% due 2/01/2008 (b)(c)             135,178
                    B-        B3      5,000,000   Monitronics International, Inc., 11.75% due 9/01/2010 (e)       5,300,000
                    C         Ca     10,025,000   Protection One Alarm Monitoring, Inc., 8.125% due 1/15/2009     6,516,250
                    BB-       Ba2     2,925,000   The Shaw Group Inc., 10.75% due 3/15/2010                       2,954,250
                    B+        B2      4,025,000   United Rentals North America Inc., 7.75% due 11/15/2013 (e)     3,924,375
                    B         B2        675,000   Williams Scotsman, Inc., 10% due 8/15/2008                        732,375
                                                                                                              -------------
                                                                                                                 24,077,053

Steel--0.6%         B-        Caa1    2,525,000   Ispat Inland ULC, 9.75% due 4/01/2014 (e)                       2,626,000
                    B         B2        500,000   UCAR Finance Inc., 10.25% due 2/15/2012                           582,500
                                                                                                              -------------
                                                                                                                  3,208,500

Telecommunica-      B-        B3      2,500,000   Alaska Communications System Holdings, Inc., 9.375%
tions--3.4%                                       due 5/15/2009                                                   2,450,000
                    B-        B3        275,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                        269,500
                                                  FairPoint Communications, Inc.:
                    B-        Caa1    1,000,000       9.50% due 5/01/2008                                         1,010,000
                    B-        Caa1    1,000,000       12.50% due 5/01/2010                                        1,120,000


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                 S&P          Moody's      Face
Industry++       Ratings+++   Ratings+++ Amount   Corporate Bonds                                                  Value
Telecommunica-      NR*       Caa1  $ 3,750,000   LCI International, Inc., 7.25% due 6/15/2007                $   3,431,250
tions               CCC+      Caa2    2,275,000   Qwest Capital Funding, Inc., 6.25% due 7/15/2005                2,286,375
(concluded)                                       Qwest Communications International Inc. (e):
                    CCC+      B3      2,000,000       7.25% due 2/15/2011                                         1,905,000
                    CCC+      B3        700,000       7.50% due 2/15/2014                                           659,750
                    CCC+      Caa1    1,475,000   Qwest Services Corp., 13.50% due 12/15/2010 (e)                 1,714,688
                                                  Time Warner Telecom, Inc.:
                    CCC+      B3        400,000       9.75% due 7/15/2008                                           371,000
                    CCC+      B3      2,450,000       10.125% due 2/01/2011                                       2,260,125
                                                                                                              -------------
                                                                                                                 17,477,688

Transportation--    B+        B1      1,225,000   General Maritime Corporation, 10% due 3/15/2013                 1,372,000
0.8%                B+        B2      2,400,000   Laidlaw International Inc., 10.75% due 6/15/2011 (e)            2,688,000
                                                                                                              -------------
                                                                                                                  4,060,000

Utility--7.3%       B-        B3      2,375,000   The AES Corporation, 7.75% due 3/01/2014                        2,377,969
                    B-        B1        250,000   ANR Pipeline Company, 8.875% due 3/15/2010                        277,500
                    CCC+      Caa1    1,250,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008            925,000
                                                  Calpine Corporation:
                    CCC+      Caa1    1,000,000       7.875% due 4/01/2008                                          728,750
                    B         NR*     9,450,000       9.875% due 12/01/2011 (e)                                   9,095,625
                    B         NR*     3,025,000       8.75% due 7/15/2013 (e)                                     2,767,875
                    CCC+      NR*     1,475,000   Calpine Generating Company LLC, 10.25% due
                                                  4/01/2011 (e)(g)                                                1,397,562
                    BBB-      Ba2     2,200,000   CenterPoint Energy, Inc., 3.75% due 5/15/2023 (Convertible)     2,527,250
                    CCC+      Caa1      550,000   El Paso CGP Company, 7.75% due 6/15/2010                          475,750
                    CCC       Caa2    1,600,000   Mission Energy Holding Company, 13.50% due 7/15/2008            1,648,000
                    NR*       Ba2     2,500,000   Nevada Power Company, 10.875% due 10/15/2009                    2,912,500
                    BB-       Ba2     1,000,000   SEMCO Energy, Inc., 7.75% due 5/15/2013                         1,065,000
                    BB        Ba2     5,000,000   Sierra Pacific Power Company, 8% due 6/01/2008                  5,437,500
                    B+        B1      4,000,000   Southern Star Central Corp., 8.50% due 8/01/2010                4,420,000
                    B+        B3      1,250,000   The Williams Companies, Inc., 7.125% due 9/01/2011              1,312,500
                                                                                                              -------------
                                                                                                                 37,368,781

Wireless--3.7%      CCC       Caa1    4,850,000   American Tower Corporation, 9.375% due 2/01/2009                5,116,750
                    CCC       B3        950,000   American Tower Escrow Corporation, 12.248%** due 8/01/2008        667,375
                    CCC       Caa1    1,600,000   Centennial Cellular Operating Co. LLC, 8.125% due
                                                  2/01/2014 (e)                                                   1,476,000
                    CCC       Caa1    1,550,000   Centennial Communications Corp., 10.125% due 6/15/2013          1,596,500
                    B-        B3      4,625,000   Millicom International Cellular SA, 10% due 12/01/2013 (e)      4,810,000
                    CCC+      B3        500,000   MobiFon Holdings B.V., 12.50% due 7/31/2010                       575,000
                    CCC-      Caa2      975,000   SBA Communications Corporation, 10.25% due 2/01/2009              960,375
                    CCC-      Caa1      750,000   SBA Telecommunications, Inc., 9.75%** due 12/15/2011 (e)          526,875
                    CCC+      B3      1,075,000   SpectraSite, Inc., 8.25% due 5/15/2010                          1,150,250
                    BBB       Baa2    1,717,000   Tritel PCS, Inc., 10.375% due 1/15/2011                         2,043,654
                                                                                                              -------------
                                                                                                                 18,922,779

                                                  Total Investments in Corporate Bonds
                                                  (Cost--$462,698,167)--87.9%                                   450,421,276


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                                         Shares
Industry++                                 Held   Common Stocks                                                    Value
Consumer Products--0.1%                  40,208   WKI Holding Company, Inc. (b)                               $     402,080

Food/Tobacco--0.0%                        3,249   Archibald Candy Corporation (b)                                        32

Information Technology--0.1%             56,812   Dictaphone Corporation (b)                                        340,872

Manufacturing--0.0%                      21,202   Thermadyne Holdings Corporation (b)                               255,484

                                                  Total Investments in Common Stocks
                                                  (Cost--$18,234,963)--0.2%                                         998,468


                                                  Preferred Securities

                                                  Preferred Stocks
Automotive--0.8%                        120,000   General Motors Corporation (Convertible)                        3,673,200

Cable--U.S.--0.0%                         2,000   CSC Holdings, Inc. (c)                                            208,800

Diversified Media--0.8%                  47,950   PRIMEDIA Inc. (Series H)                                        4,147,675

Telecommunications--0.0%                     35   PTV, Inc.                                                             193

                                                  Total Investments in Preferred Stocks
                                                  (Cost--$7,782,468)--1.6%                                        8,029,868


                                           Face
                                         Amount   Trust Preferred
Telecommunications--                $ 3,380,000   Citizens Utilities Trust, 5% due 1/15/2036 (Convertible)        3,516,327
0.7%
                                                  Total Investments in Trust Preferred Stocks
                                                  (Cost--$3,403,446)--0.7%                                        3,516,327

                                                  Total Investments in Preferred Securities
                                                  (Cost--$11,185,914)                                            11,546,195


                                         Shares
                                           Held   Warrants (f)
Chemicals--0.3%                           9,325   Huntsman Company LLC                                            1,585,250

Health Care--0.0%                        51,289   Dictaphone Corporation                                             12,822
                                         52,112   HealthSouth Corporation                                           117,254
                                                                                                              -------------
                                                                                                                    130,076

Manufacturing--0.0%                               Thermadyne Holdings Corporation:
                                         33,536       (Series A 2004)                                                     0
                                         20,289       (Series B 2006)                                                     0

Packaging--0.0%                           3,250   Pliant Corporation                                                     33

Wireless--0.0%                              950   American Tower Escrow Corporation                                 134,900
                                         61,075   Loral Space & Communications Ltd.                                     916
                                                                                                              -------------
                                                                                                                    135,816

                                                  Total Investments in Warrants
                                                  (Cost--$1,334,439)--0.3%                                        1,851,175


                                     Beneficial
                                       Interest   Other Interests (I)
                                      5,000,000   Dictaphone Corporation (Litigation Trust Certificates) (b)             50
                                      7,087,950   US Airways, Inc.--Certificates of Beneficial Interest           2,055,506

                                                  Total Investments in Other Interests
                                                  (Cost--$1,913,747)--0.4%                                        2,055,556


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Schedule of Investments (concluded)                                                            Master U.S. High Yield Trust

                                     Beneficial
                                       Interest   Short-Term Securities                                            Value
                                    $39,109,895   Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I (d)                                          $  39,109,895

                                                  Total Investments in Short-Term Securities
                                                  (Cost--$39,109,895)--7.6%                                      39,109,895

                    Total Investments (Cost--$534,477,125)--98.7%                                               505,982,565
                    Variation Margin on Financial Futures Contracts--0.0% (a)                                      (57,938)
                    Other Assets Less Liabilities--1.3%                                                           6,637,114
                                                                                                              -------------
                    Net Assets--100.0%                                                                        $ 512,561,741
                                                                                                              =============

++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

+++Ratings of issues shown are unaudited.

*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

***Floating rate corporate debt in which the Trust invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more
European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, or
(iii) the certificate of deposit rate. Corporate loans represent
0.4% of the Trust's net assets.

(a)Financial futures contracts sold as of March 31, 2004 were as follows:

Number of                  Expiration        Face        Unrealized
Contracts    Issue            Date          Value            Losses

  103     10-Year U.S.
         Treasury Bond     June 2004     $11,684,520   $  (202,324)


(b)Non-income producing security.

(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                            Net            Interest
Affiliate                                 Activity           Income

Merrill Lynch Liquidity Series,
  LLC Cash Sweep Series I              $(16,838,388)       $472,550


(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g)Floating rate note.

(h)As a result of bankruptcy proceedings, the company did not repay the principal amount upon maturity.

(i)Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statement of Assets and Liabilities                                                            Master U.S. High Yield Trust

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (identified cost--$495,367,230)                                                              $   466,872,670
               Investments in affiliated securities, at value
               (identified cost--$39,109,895)                                                                    39,109,895
               Cash on deposit for financial futures contracts                                                      150,000
               Receivables:
                  Interest (including $1,065 from affiliates)                             $     9,864,474
                  Securities sold                                                               4,853,215
                  Contributions                                                                   853,013
                  Dividends                                                                       108,943        15,679,645
                                                                                          ---------------
               Prepaid expenses and other assets                                                                      3,312
                                                                                                            ---------------
               Total assets                                                                                     521,815,522
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                          7,533,373
                  Withdrawals                                                                   1,588,539
                  Variation margin                                                                 57,938
                  Investment adviser                                                               14,704
                  Other affiliates                                                                  2,859         9,197,413
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                56,368
                                                                                                            ---------------
               Total liabilities                                                                                  9,253,781
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   512,561,741
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $   541,258,625
               Unrealized depreciation on investments--net                                                     (28,696,884)
                                                                                                            ---------------
               Net Assets                                                                                   $   512,561,741
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statement of Operations                                                                        Master U.S. High Yield Trust

For the Year Ended March 31, 2004
Investment Income

               Interest (including $472,550 from affiliates)                                                $    45,970,956
               Dividends                                                                                          1,083,506
               Other                                                                                                594,055
                                                                                                            ---------------
               Total income                                                                                      47,648,517
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,864,224
               Accounting services                                                                229,140
               Professional fees                                                                   84,001
               Trustees' fees and expenses                                                         49,429
               Custodian fees                                                                      27,697
               Pricing fees                                                                        23,690
               Printing and shareholder reports                                                     3,080
               Other                                                                               17,053
                                                                                          ---------------
               Total expenses                                                                                     2,298,314
                                                                                                            ---------------
               Investment income--net                                                                            45,350,203
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                               (29,762,931)
               Change in unrealized depreciation on investments--net                                             95,004,168
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            65,241,237
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   110,591,440
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Statements of Changes in Net Assets                                                            Master U.S. High Yield Trust
                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                                2004              2003
Operations

               Investment income--net                                                     $    45,350,203   $    49,243,540
               Realized loss on investments--net                                             (29,762,931)      (99,730,509)
               Change in unrealized depreciation on investments--net                           95,004,168        63,802,463
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           110,591,440        13,315,494
                                                                                          ---------------   ---------------

Capital Transactions

               Proceeds from contributions                                                    178,254,376       254,309,091
               Fair value of withdrawals                                                    (253,367,192)     (340,932,265)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from capital transactions                  (75,112,816)      (86,623,174)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         35,478,624      (73,307,680)
               Beginning of year                                                              477,083,117       550,390,797
                                                                                          ---------------   ---------------
               End of year                                                                $   512,561,741   $   477,083,117
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Financial Highlights                                                                           Master U.S. High Yield Trust

                                                                                                             For the Period
                                                                                                            Sept. 1, 2000++
The following ratios have been derived from                                   For the Year Ended March 31,    to March 31,
information provided in the financial statements.                            2004         2003         2002       2001
Total Investment Return**

               Total investment return                                        23.09%        4.63%      (1.06%)           --
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                                         .43%         .44%         .42%        .45%*
                                                                          ==========   ==========   ==========   ==========
               Investment income--net                                          8.49%       10.41%       11.35%      12.13%*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)                   $  512,562   $  477,083   $  550,391   $  562,432
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover                                            119.94%       81.87%       48.56%       30.71%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements
Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)
Master U.S. High Yield Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Notes to Financial Statements (concluded)
Master U.S. High Yield Trust


FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended March 31, 2004, the Trust reimbursed FAM $10,858 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2004 were $572,321,939 and $590,341,063, respectively.

Net realized losses for the year ended March 31, 2004 and net unrealized losses as of March 31, 2004 were as follows:

                                        Realized         Unrealized
                                          Losses             Losses

Long-term investments            $  (29,757,852)    $  (28,494,560)
Financial futures contracts              (5,079)          (202,324)
                                 ---------------    ---------------
Total                            $  (29,762,931)    $  (28,696,884)
                                 ===============    ===============

As of March 31, 2004, net unrealized depreciation for Federal income tax purposes aggregated $26,085,115, of which $31,159,034 related to appreciated securities and $57,244,149 related to depreciated securities. At March 31, 2004, the aggregate cost of investments for Federal income tax purposes was $532,067,680.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended March 31, 2004.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Independent Auditors' Report
Master U.S. High Yield Trust


To the Investors and Board of Trustees of Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2004



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Officers and Directors/Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee

Terry K. Glenn*       President     1999 to   President and Chairman of the Merrill Lynch   124 Funds      None
P.O. Box 9011         and           present   Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Princeton,            Director/     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011         Trustee       1988 to   Funds since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*


Ronald W. Forbes      Director/     1998 to   Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095         Trustee       present   Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery Director/     1998 to   Professor, Harvard Business School since      51 Funds       Newell
P.O. Box 9095         Trustee       present   1989.                                         50 Portfolios  Rubbermaid, Inc.
Princeton,
NJ 08543-9095
Age: 51


Kevin A. Ryan         Director/     1998 to   Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095         Trustee       present   Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof
                                              since 1999.


Roscoe S. Suddarth    Director/     2000 to   President of Middle East Institute from       51 Funds       None
P.O. Box 9095         Trustee       present   1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister thereof from
Age: 68                                       1989 to 1995; Deputy Inspector General of
                                              U.S. Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom of
                                              Jordan from 1987 to 1990.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004


Officers and Directors/Trustees (unaudited) (concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees* (concluded)

Richard R. West       Director/     1998 to   Professor of Finance, New York University,    51 Funds       Bowne & Co.,
P.O. Box 9095         Trustee       present   Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration from 1982 to 1994 and                         Operating
NJ 08543-9095                                 Dean Emeritus thereof since 1994.                            Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg     Director/     2000 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095         Trustee       present   1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke       Vice          1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011         President     present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,            and           and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer     1999 to   since 1990.
Age: 43                             present


B. Daniel Evans       Vice          2002 to   Managing Director of MLIM since 2004; Director (Global Fixed Income) of
P.O. Box 9011         President     present   MLIM from 2000 to 2004; Vice President of MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 59


Phillip S. Gillespie  Secretary     2004 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from
P.O. Box 9011                       present   2000 to 2001; Vice President from 1999 to 2000; Attorney associated with
Princeton,                                    MLIM since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Charles C. Reilly, Director/Trustee of Merrill Lynch U.S. High Yield Fund, Inc., has recently retired. The Fund's Board of Directors/
Trustees wishes Mr. Reilly well in his retirement.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., MARCH 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

Master U.S. High Yield Trust
                         Fiscal Year Ending March 31, 2004 - $39,700
                         Fiscal Year Ending March 31, 2003 - $51,450

Merrill Lynch US. High Yield Fund
                         Fiscal Year Ending March 31, 2004 - $15,900
                         Fiscal Year Ending March 31, 2003 - $10,800

(b) Audit-Related Fees

Master U.S. High Yield Trust
                         Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

Merrill Lynch US. High Yield Fund
                         Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $10,750

The nature of the services included procedures performed in relation to a fund merger and fund conversion to a feeder.

(c) Tax Fees

Master U.S. High Yield Trust
                         Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $7,500

The nature of the services include tax compliance, tax advice and tax planning.

Merrill Lynch US. High Yield Fund
                         Fiscal Year Ending March 31, 2004 - $5,200
                         Fiscal Year Ending March 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees

Master U.S. High Yield Trust
                         Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

Merrill Lynch US. High Yield Fund
                         Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g)

Master U.S. High Yield Trust
                     Fiscal Year Ending March 31, 2004 - $16,708,160 Fiscal Year Ending March 31, 2003 - $17,378,427

Merrill Lynch US. High Yield Fund
                     Fiscal Year Ending March 31, 2004 - $16,708,160 Fiscal Year Ending March 31, 2003 - $17,378,427

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield
Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: May 21, 2004